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                               ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------





        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 28, 1997 included in the Company's Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this registration statement.



                                                     /s/ Arthur Andersen LLP

Roseland, New Jersey
January 12, 1998